Exhibit 99.1

Baker Hughes Completes Acquisition of Chart Industries

•	Represents a major milestone in Baker Hughes’ ongoing portfolio management strategy to become a higher-value, leading industrialized energy solutions company

•	Expect $325 million in annualized cost synergies by year three after close; commercial synergy opportunities represent additional upside

•	Chart Industries will be a third operating segment, reflecting the scale and strategic importance of its differentiated capabilities

HOUSTON and LONDON – July 16, 2026 – Baker Hughes Company (NASDAQ: BKR) (“Baker Hughes” or “the Company”) today announced the successful completion of its acquisition of Chart Industries, Inc. (NYSE: GTLS) (“Chart”). This strategic transaction is a major milestone in Baker Hughes’ transformation into a higher-value, leading industrialized energy solutions company. The acquisition is expected to enhance Baker Hughes’ ability to deliver durable earnings and cash flow, driven by an expanded industrial portfolio and enhanced recurring aftermarket services.

“Chart’s thermal management solutions bring complementary capabilities and aftermarket service offerings that accelerate our portfolio strategy,” said Baker Hughes Chairman and Chief Executive Officer Lorenzo Simonelli. “Together, we will expand the solutions we deliver across a broader range of energy and industrial markets and create greater value for customers and shareholders. We welcome our new colleagues to Baker Hughes and look forward to working with them to deliver disciplined execution and maximize synergies as we move forward.”

Baker Hughes Chief Infrastructure & Performance Officer Jim Apostolides has been appointed senior vice president to lead the Chart segment. Since July 2025, Apostolides has led a seamless and effective integration program to support strategic growth and operational synergy readiness. Apostolides has more than 25 years of operational and multi-industry leadership, previously serving as senior vice president of Enterprise Operational Excellence for Baker Hughes since 2020.

“Congratulations to Jim on his well-deserved appointment as segment leader,” Simonelli added. “Jim’s business rigor, demonstrated through decades of global supply chain experience and operational leadership of large complex facilities around the world, makes him well-suited to lead implementation of the Baker Hughes Business System within Chart. We look forward to his leadership and continued success, quickly delivering value for our customers and shareholders as one company.”

Chart will operate as a new reporting segment within Baker Hughes, reflecting the scale and strategic importance of its differentiated capabilities in air and gas handling, thermal management, and lifecycle services. The segment structure is intended to preserve Chart’s commercial and operational focus while enabling full integration and synergy capture across Baker Hughes. Chart reported $4.3 billion in revenue for fiscal year 2025 and currently serves customers in more than 50 countries, spanning sectors including gas infrastructure, nuclear, data centers, carbon capture and storage, space, geothermal and other high-growth industrial markets.

Baker Hughes has launched a comprehensive integration program, leveraging its Business System to support operational alignment. The focus is on harmonizing product and technology platforms, engineering and commercial practices, and lifecycle and digital services. Early synergy capture in supply chain, functional support, and manufacturing is a priority, with a target of $325 million in annualized cost synergies within three years.

Baker Hughes Confidential

The acquisition of Chart marks a significant step in Baker Hughes’ portfolio optimization and growth strategy. By streamlining non-core businesses and expanding into industrial and lifecycle-driven markets, Baker Hughes is committed to sustainable, long-term growth, improved capital efficiency, and enhanced value for shareholders.

The Baker Hughes Board will continue its comprehensive evaluation, guided by progress in integration and operational execution. Baker Hughes remains committed to disciplined capital allocation, targeting a net leverage range of 1.0-1.5x within 24 months.

Cautionary Statement Regarding Forward-Looking Statements

This news release (and oral statements made regarding the subjects of this release) may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (each a “forward-looking statement”). All statements, other than historical facts, including statements regarding the presentation of Baker Hughes’ operations in future reports and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “would,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target,” “goal,” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Factors that could cause actual results to differ include, but are not limited to: Baker Hughes’ indebtedness, including the indebtedness Baker Hughes has incurred in connection with the transaction with Chart and the need to generate sufficient cash flows to service and repay such debt; Baker Hughes’ ability to meet expectations regarding the accounting and tax treatments of the transaction with Chart; the possibility that Baker Hughes may be unable to achieve expected synergies and operating efficiencies within the expected time-frames or at all and to successfully integrate Chart’s operations with those of Baker Hughes; that such integration may be more difficult, time-consuming, or costly than expected; that operating costs, customer loss, and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, or suppliers) may be greater than expected following the transaction; the retention of certain key employees of Chart may be difficult; that Baker Hughes and Chart are subject to intense competition and increased competition is expected in the future; and general economic conditions that are less favorable than expected. Other important factors that could cause actual results to differ materially from such plans, estimates, or expectations include, among others, the risk factors identified in the “Risk Factors” section of Part I of Item 1A of Baker Hughes’ Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 5, 2026, and those set forth from time-to-time in other filings by Baker Hughes with the SEC. These documents are available through Baker Hughes’ website or through the SEC’s Electronic Data Gathering and Analysis Retrieval (EDGAR) system at http://www.sec.gov.

Baker Hughes Confidential

Any forward-looking statements speak only as of the date of this news release. Baker Hughes does not undertake any obligation to update any forward-looking statements, whether as a result of new information or developments, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

About Baker Hughes

Baker Hughes (NASDAQ: BKR) is an energy technology company that provides solutions to energy and industrial customers worldwide. Built on a century of experience and conducting business in over 120 countries, our innovative technologies and services are taking energy forward – making it safer, cleaner and more efficient for people and the planet. Visit us at bakerhughes.com.

###

For more information, please contact:

Media Relations

Adrienne M. Lynch

+1 713-906-8407

adrienne.lynch@bakerhughes.com

Investor Relations

Chase Mulvehill

+1 346-297-2561

investor.relations@bakerhughes.com

Baker Hughes Confidential